                                                                    Exhibit 99.1

NuCO2 Inc.
2800 SE Market Place, Stuart, Florida  34997
www.nuco2.com
email:  investor_relations@nuco2.com
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE              CONTACTS:   MICHAEL E. DEDOMENICO
                                               CHAIRMAN AND CEO
                                               ROBERT R. GALVIN
                                               CFO AND EXECUTIVE VICE PRESIDENT
                                               (772) 221-1754

           NUCO2 REPORTS EBITDA INCREASE OF 65% OVER PRIOR YEAR PERIOD
                                     ------
           SEQUENTIAL COMPARISONS BENEFITING FROM INCREASING ACCOUNTS,
                GREATER EFFICIENCY AND GROSS MARGIN IMPROVEMENTS

STUART,  FLORIDA,  February 2, 2004 -- NuCO2 Inc.  (Nasdaq:  NUCO),  the largest supplier in the U.S. of bulk CO2 systems and services for  carbonating  fountain beverages,  today reported operating results for the second fiscal quarter ended
December 31, 2003 reflecting continued gains.

     o    3,000 net new accounts added thus far in current fiscal year.
     o    Second quarter revenues increase 7.5% over prior year period.
     o    Gross profit margins reach all-time high.
     o    EBITDA increases 65% from year-ago to $6.6 million, fourth consecutive quarterly increase.
     o    Operating income improves $3.2 million over prior year period.
     o    Net income increases to $774,000, $.05 per share.

            "I am  pleased  to  report  that  NuCO2  continues  to  makes  solid progress,  in line with our expectations," said Michael E. DeDomenico,  Chairman and CEO. "Key  operational  and related  financial goals remain in synch, as the platform we implemented to improve service, increase productivity and expand our customer base drives the Company's  growth and efficiency.  We fully  anticipate that the second half of fiscal 2004 will  achieve a  continuous  improvement  in sequential results."

            For the three months ended December 31, 2003, revenues rose to $19.5 million,  compared with $18.1 million a year ago, an increase of 7.5%.  Revenues for the  December  quarter  were  down  slightly  from the  preceding  September quarter,  which  seasonally is one of the  Company's  strongest  periods.  Gross profit margins for the December quarter increased to 54.9%,  compared with 53.3%
in the  preceding  three-month  period and 51.9% in the  corresponding  year-ago period. Operating income amounted to $2.8 million, compared with $2.4 million in the preceding  quarter and a fiscal 2003 second quarter loss of $0.4 million,  a
$3.2  million  year-to-year  improvement.  Selling,  general and  administrative expenses for the quarter declined 6.2% from the immediately  preceding  quarter, to $3.8 million, and compared to the prior year's second quarter declined 26.6%.
Selling,  general and  administrative  expenses,  as a percentage   of revenues,
improved to 19.4%, from 19.8% in the immediately  preceding quarter and 28.4% in the prior year's second quarter.

            EBITDA   (earnings   before   interest,   taxes,   depreciation  and
amortization)  also  continued to make  progress,  increasing  to $6.6  million, compared  with $6.4 million in the first quarter of fiscal 2004 and $4.0 million in the  corresponding  year-ago period.

            Net income for the  quarter  totaled  $774,000,  or $0.05 per share, compared to a loss of $2.3  million,  or ($0.23) per share in the  corresponding year-ago period.

            NuCO2  concluded the fiscal 2004 second  quarter with  approximately
77,000 bulk CO2 accounts,  a net gain for the period of almost 1,600  customers.
Account  attrition also slowed  noticeably,  declining by approximately 38% from the same  quarter  in the  prior  year and 14%  from the  immediately  preceding quarter.  Contract activity,  particularly with larger,  national restaurant and
food  chains,   continues  at  a  brisk  pace,  as  underscored  by  the  recent announcement  that NuCO2 has been named  preferred bulk CO2 systems and services provider to approximately 16,400 Subway(R) restaurant locations nationwide.

            The Company anticipates  continued growth in operating results. This reflects  successful  implementation  of a program to improve training to assure maximized service,  increased marketing aimed heavily at recruiting new national
chain  accounts,  enhanced  density  and  optimized  productivity,   plus  other
operational  efficiencies.  "Our enhanced service  capability is clearly driving our success with national accounts," said Mr. DeDomenico.  "We are determined to institute a  differentiated  service and reliability  capability,  which we have done and  which we  continue  to work on to make even  better.  The  result,  we expect,  will be a  continued  trajectory  of  steady  operating  and  financial improvement."

ABOUT NUCO2
-----------

            NuCO2 Inc.  is the leading  and only  national  provider of bulk CO2 products  and  services to the U.S.  fountain  beverage  industry.  With service locations within reach of 99% of the fountain  beverage users in the Continental
U.S., NuCO2's  experienced  professionals  comprise the largest network of sales and support  specialists in the industry  serving  national  restaurant  chains, convenience stores,  theme parks and sports and entertainment  complexes,  among others. NuCO2's revenues are largely derived from the installation,  maintenance and rental of bulk CO2 systems and  delivery  of beverage  grade CO2,  which are increasingly  replacing high pressure CO2, until now the traditional  method for carbonating  fountain  beverages.  The  technology  offers  consistent  quality, greater  ease of  operation,  and  heightened  efficiency  and safety  utilizing permanently  installed on-site  cryogenic storage tanks.  NuCO2 provides systems and  services  that  allow  its  customers  to spend  more  time  serving  their customers. Visit the Company's website at WWW.NUCO2.COM.

            STATEMENTS  CONTAINED IN THIS PRESS RELEASE CONCERNING THE COMPANY'S
OUTLOOK,  COMPETITIVE  POSITION AND OTHER  STATEMENTS OF  MANAGEMENT'S  BELIEFS,
GOALS AND EXPECTATIONS ARE  "FORWARD-LOOKING  STATEMENTS"  WITHIN THE MEANING OF
SECTION 27A OF THE  SECURITIES  ACT OF 1933 AND  SECTION  21E OF THE  SECURITIES
EXCHANGE  ACT OF 1934,  AND ARE  SUBJECT TO RISKS AND  UNCERTAINTIES  THAT COULD
CAUSE ACTUAL RESULTS TO DIFFER  MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY
THE  STATEMENTS.  WITH  RESPECT  TO SUCH  FORWARD-LOOKING  STATEMENTS,  WE CLAIM
PROTECTION  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995. THESE
RISKS AND  UNCERTAINTIES  INCLUDE,  BUT ARE NOT  LIMITED  TO, THE ABILITY OF THE
COMPANY TO ADD NEW ACCOUNTS,  COMPETITION AND FUTURE OPERATING PERFORMANCE.  THE
COMPANY  DISCLAIMS ANY OBLIGATION TO UPDATE ANY FORWARD  LOOKING  STATEMENT AS A
RESULT OF DEVELOPMENTS OCCURRING AFTER THE DATE OF THIS PRESS RELEASE.

                                      # # #

                                                           NUCO2 INC.
                                                    CONDENSED BALANCE SHEETS
                                                         (In thousands)

                                                             ASSETS                Dec 31, 2003     June 30, 2003
                                                                                   ------------     -------------
Current assets:
    Cash and cash equivalents                                                        $    202         $    455
    Trade accounts receivable, net of allowance for doubtful
    accounts of $2,476 and $2,299, respectively                                         6,758            6,217
    Inventories                                                                           237              210
    Prepaid expenses and other current assets                                           2,870            1,605
                                                                                     --------         --------
       Total current assets                                                            10,067            8,487
                                                                                     --------         --------

Property and equipment, net                                                            91,969           92,448

    Goodwill & other intangible assets, net                                            25,741           24,717
    Other                                                                                 188              194
                                                                                     --------         --------
       Total other assets                                                              25,929           24,911
                                                                                     --------         --------
         Total assets                                                                $127,965         $125,846

                                                                                     ========         ========

                                              LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Current maturities of long-term debt                                             $  3,745         $  2,294
    Accounts payable                                                                    3,476            4,095
    Accrued expenses & other current liabilities                                        3,369            3,837
                                                                                     --------         --------
       Total current liabilities                                                       10,590           10,226

Senior debt, less current maturities                                                   39,887           28,659
Long-term subordinated debt                                                            28,292           39,576
Customer deposits                                                                       3,082            3,191
                                                                                     --------         --------
       Total liabilities                                                               81,851           81,652

Redeemable preferred stock                                                              9,632            9,258

Total shareholders' equity                                                             36,482           34,936
                                                                                     --------         --------
Total liabilities & shareholders' equity                                             $127,965         $125,846
                                                                                     ========         ========

                                                            NUCO2 INC.
                                                     STATEMENTS OF OPERATIONS
                                               (In thousands, except per share amounts)

                                                                      Three Months Ended         Six Months Ended
                                                                           Dec 31,                    Dec 31,
                                                                     --------------------     ----------------------

                                                                       2003        2002         2003          2002
                                                                     -------     --------     --------      --------

Revenues:
       Product sales                                                 $ 11,646    $ 10,851     $ 24,215      $ 22,859
       Equipment rentals                                                7,808       7,249       15,477        13,920
                                                                     --------    --------     --------      --------
Total Revenues                                                         19,454      18,100       39,692        36,779

Costs and expenses:
       Cost of products sold, excluding deprec & amort                  8,378       7,638       17,003        15,731
       Cost of equipment rentals, excluding deprec & amort                388       1,072        1,217         2,122
       Selling, general and administrative expenses                     3,767       5,131        7,782         9,759
       Depreciation and amortization                                    3,793       4,397        7,705         8,816
       Loss on asset disposal                                             304         246          719           853
                                                                     --------    --------     --------      --------
                                                                       16,630      18,484       34,426        37,281
                                                                     --------    --------     --------      --------

       Operating income (loss)                                          2,824        (384)       5,266          (502)

Loss on Early Extinguishment of Debt                                        -           -        1,964             -
Interest expense                                                        2,050       1,930        3,947         3,922
                                                                     --------    --------     --------      --------
       Net income (loss)                                             $    774    $ (2,314)    $   (645)     $ (4,424)
                                                                     ========    ========     ========      ========

Weighted average number of common and common
  equivalent shares outstanding
       Basic                                                           10,653      10,633       10,643        10,163
                                                                     ========    ========     ========      ========
       Diluted                                                         11,655      10,633       10,643        10,163
                                                                     ========    ========     ========      ========

Net income (loss) per basic share                                    $   0.05    $  (0.23)    $  (0.10)     $  (0.47)
                                                                     ========    ========     ========      ========
Net income (loss) per diluted share                                  $   0.05    $  (0.23)    $  (0.10)     $  (0.47)

                                                RECONCILIATION OF GAAP AND EBITDA

                                                          Three Months Ended                      Six Months Ended
                                              ----------------------------------------        ------------------------
                                                       Dec 31,                Sep 30,                 Dec 31,
                                              ------------------------        --------        ------------------------
                                                2003            2002            2003            2003            2002
                                              --------        --------        --------        --------        --------
Reconciliation of Net Income to EBITDA
  Net income (loss)                           $    774        $ (2,314)       $ (1,419)       $   (645)       $ (4,424)
  Interest expense                               2,050           1,930           1,897           3,947           3,922
  Depreciation & amortization                    3,793           4,397           3,912           7,705           8,816
  Loss on early extinguishment of debt               -               -           1,964           1,964               -
                                              --------        --------        --------        --------        --------
                                              $  6,617        $  4,013        $  6,354        $ 12,971        $  8,314
                                              ========        ========        ========        ========        ========

Cash flows provided by (used in):
  Operating activities                        $  3,894        $    408        $  3,498        $  7,392        $  3,496
  Investing activities                        $ (4,108)       $ (3,298)       $ (3,577)       $ (7,685)       $ (7,152)
  Financing activities                        $    263        $  1,946        $   (223)       $     39        $  2,289

Earnings before interest, taxes, depreciation and amortization ("EBITDA") is one of the principal  financial measures by which the Company measures its financial performance.  EBITDA  is a  widely  accepted  financial  indicator  used by many investors, lenders and analysts to analyze and compare companies on the basis of operating  performance,  and the Company  believes that EBITDA  provides  useful information  regarding  the  Company's  ability  to  service  its debt and other obligations.  However, EBITDA does not represent cash flow from operations,  nor has it been  presented  as a  substitute  to  operating  income or net income as indicators of the Company's operating  performance.  EBITDA excludes significant costs of doing  business  and  should not be  considered  in  isolation  or as a substitute for measures of performance  prepared in accordance  with  accounting principles generally accepted in the United States of America. In addition,  the
Company's  calculation of EBITDA may be different from the  calculation  used by its  competitors,  and therefore  comparability  may be affected.  The Company's lenders also use EBITDA to assess the Company's  compliance with debt covenants.
These  financial  covenants are based on a measure that is not  consistent  with accounting  principles generally accepted in the United States of America.  Such measure is EBITDA (as defined) as modified by certain defined adjustments